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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 18, 2005

                            THE J. M. SMUCKER COMPANY
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               (Exact Name of Registrant as Specified in Charter)

              Ohio                      1-5111                34-0538550
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(State or Other Jurisdiction          (Commission           (IRS Employer
      of Incorporation)               File Number)        Identification No.)

          One Strawberry Lane
            Orrville, Ohio                                   44667-0280
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (330) 682-3000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

The J. M. Smucker Company (NYSE: SJM) issued a press release on July 26, 2004 and filed a Form 8-K on July 30, 2004 announcing its intention to divest International Multifoods Corporation's (Multifoods) U.S. foodservice and bakery products businesses. Subsequently, on January 14, 2005, the Company filed a Form 8-K announcing that the Company and certain of the Company's wholly owned subsidiaries entered into a Purchase Agreement with Value Creation Partners Inc., dated as of January 13, 2005, for the sale of the Multifoods foodservice and bakery products businesses, which included Multifoods' U.S. foodservice and bakery products operations and its Canadian locations operated under the Gourmet Baker name.

The sale of the Multifoods foodservice and bakery products businesses was completed on Friday, February 18, 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE J. M. SMUCKER COMPANY


                                  By:  /s/ Mark R. Belgya
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                                       Mark R. Belgya
                                       Vice President, Chief Financial Officer
                                       and Treasurer


Date:  February 24, 2005